ANALYST DAY 2008 Exhibit 99.1

This communication contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding planned capital expenditures (including the amount and nature thereof), estimates of future production, the number of wells we anticipate drilling in
2008 and beyond, availability and costs of drilling rigs and other oil field services, the number and nature of potential drilling locations, our growth strategies, anticipated trends in our business, our future results of operations, estimates regarding future net revenues from oil and natural gas reserves and the present value thereof, estimates, plans and projections relating to acquired properties, quality and nature of our asset base, our ability to successfully and economically explore for and develop oil and gas resources, market conditions in the oil and gas industry, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, models, strategies, assumptions or statements about future events or performance often, but not always, using such words as “expects,” “anticipates,” “plans,” “estimates,” “seeks,” “believes,” “hopes,” “predicts,” “envisions,” “intends,” “potential,” “possible,” “probable,”
“opportunities,” “confident,” or stating that certain actions “may,” “will,” “should,” or “could,” be taken, occur or be achieved ("forward looking qualifiers").
Statements concerning oil and gas reserves also may be deemed to be forward-looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited and other assumptions.
All forward-looking statements contained in this communication (whether or not accompanied by a forward looking qualifier) are based on current expectations, plans, estimates and projections that involve a number of risks and certainties, which could cause actual results to differ materially from those reflected in the statements.  These risks include, but are not limited to, the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration, development projects or capital expenditures; and health, safety and environmental risks); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks related to our hedging program; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; loss of services of our management team; inability to replace oil and gas reserves; shortage of drilling equipment, oil field personnel and services; and
unavailability of gathering systems, pipelines and processing facilities.  All forward-looking statements contained in this communication (whether or not accompanied by a forward looking qualifier) are based on the estimates, opinions and beliefs of our management at the time the statements are made and should be considered approximations unless specifically indicated otherwise.  We assume no obligation to update forward-looking statements should circumstances or our management’s estimates or opinions change. Unless the context otherwise indicates, when we refer to “Petrohawk,” the “Company,”
“us,” “we,” “our,” or “ours” in this presentation, we are describing Petrohawk Energy Corporation, together with its subsidiaries.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  In this presentation, Petrohawk uses the term “resource potential” which could be equated with “probable” and “possible” reserves. SEC guidelines prohibit probable and possible reserves from being included in filings with the SEC.  Probable reserves are unproved reserves which are more likely than not to be recoverable.  Possible reserves are unproved reserves which are less likely to be recoverable than probable reserves.  Resource potential includes both types of reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature much more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the
Company. In addition, our production forecasts and expectations for future periods are dependant upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling costs increases.
Forward Looking Statements

Core Resource Areas
Elm Grove /  Terryville /  Fayetteville Shale
72% of Current Production
69% of Proved Reserves
87% of 2008 Capital Budget
90% of Future Drilling Locations
96% of Total Resource Potential
Petrohawk Today
Resource-style tight gas focus: conventional and unconventional
– 1.1 Tcfe of Proved Reserves, 90% Natural Gas, 57% Proved Developed
– 4.7 Tcfe Total Resource Potential
– Multi-year drilling inventory and significant upside in low-risk exploration and development
– 100% drilling success rate in Core Areas
Sawyer
Fayetteville Shale
Woodford Shale
WEHLU
James Lime
Terryville
Elm Grove
TXL North
Waddell Ranch
Jalmat

High Potential Core Assets
(1) Based on Petrohawk estimates of risked potential including proved and non-proved locations and reserves.
(1)
Concentrated upside in
three core resource areas
Stable proved reserve base
in Western Region
Total upside significantly
above current valuation
Approx. Net Acres
Proved
Reserves (Bcfe)
Future
Risked
Drilling
Locations
Estimated
Risked Resource
Potential (Tcfe)
Fayetteville 155,000 54 6,600 2.0
Elm Grove 34,000 542 1,500 1.5
Terryville 42,000 129 900 1.0
Total Core 231,000 725 9,000 4.5
Western / Other 292,000 337 1,000 0.2
Total Company 523,000 1,062 10,000 4.7

Undervalued Resource Company
7.5x
11.6x
12.3x
14.0x
14.3x
15.1x
15.7x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
18.0x
HK RRC SWN KWK DPTR UPL SD
EV/EBITDA
EV / 2008E EBITDA
(1)
6.3x
7.3x
11.1x
12.4x
12.9x
16.4x
16.8x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
18.0x
HK KWK RRC DPTR SWN UPL SD
Price/CFPS
Price / 2008E CFPS
(1)
$18,610
$28,841
$28,984
$39,490
$32,468
$30,994
$34,824
0
10,000
20,000
30,000
40,000
HK KWK RRC SWN UPL SD DPTR
$/Mcfe/d
EV / Latest Daily Production ($/Mcfe/d)
(2)
$4.03 $4.06
$4.08 $4.09
$5.15
$5.75
$8.20
$0.00
$3.00
$6.00
$9.00
RRC UPL HK KWK SD DPTR SWN
$/Mcfe
EV / Proved Reserves ($/Mcfe)
(2)
Source: Lehman Brothers
(1) Prices as of 3/10/08.  EBITDA and CFPS estimates based on Wall Street research analyst estimates, adjusted to normalize price decks.
(2) Prices as of 3/10/08.  Production and proved reserves based on most recent publicly released data.

6 Natural Gas Companies are On the Move

High Price Realizations
(1)
Gas: 103% NYMEX / Oil: 97% NYMEX
Low-Cost Operator
(1) Based on Q4 realized prices. Gas prices include NGLs.
$0.00
$1.00
$2.00
$3.00
UPL SWN HK RRC SD DPTR KWK
$0.00
$1.00
$2.00
$3.00
HK FST XTO CRK SFY SM XEC COG EAC WLL PXP
$0.92
Q4 2007 Operating Cost Comparison
Resource Companies Non–Resource Companies
LOE, Workover, Gathering, and Transportation
$0.92
Our lease operating costs are among the lowest in the sector
– FY 2007 LOE = $0.56 per Mcfe vs. $0.73 per Mcfe in 2006
$/Mcfe $/Mcfe

Focus on Margins
@$8.00
Petrohawk has continually posted improved cash margins
In 2008, HK can achieve over 50% cash margins at under $6.50 gas
1 Excludes one-time severance cost associated with the Gulf Coast divestiture.
(1)
@$7.00
LOE + Workover
Taxes - other
Gathering / Trans
G&A
Interest
Cash Margin
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
2006 2007 2008E 2008E 2008E 2008E
@$7.41A
@$7.50
@$6.50
@$6.75A

2007 Proved Reserves
Other
337 / 32%
Core
725 / 68%
Proved Reserves (Bcfe), SEC Pricing
PV-10 Value ($ millions), SEC Pricing
PUD Reserves
Other
99 / 21%
Core
356 / 79%
SEC Pricing (as of 12/31/07): Oil - $95.98/bbl ($92.50 Posted); Gas - $6.80/MMbtu
Note: Reserves per NSAI as of 12/31/07; PV10 is pre-tax
• Reserve growth >30%, after adjusting for sales
• 90% Gas
• 57% Proved Developed
• 77% Operated
• 11.5 Year RPI
• SEC PV10 $2.56 billion
• Organic F&D Cost $2.38/Mcfe
• Organic Reserve Replacement 281%
• All Sources F&D Cost $3.51/Mcfe
• All Sources Reserve Replacement 318%
Other
$890 / 34%
Core
$1,688 / 66%

10 1076 30 437 1062 0 200 400 600 800 1,000 1,200 2004 2005 2006 Production Divestments Adds + Revisions 2007 Proved Reserves: Growth and Improved Quality 375 116 273

2008 Capital Budget
$800 million
Core Expansion
– 90% operated
– ~650 total gross wells
– 87% allocated to Core Resource
Areas
Core Areas
87%
$692 MM
Non-Core Areas
13%
$108 MM
Drill & Complete
87%
Seismic
1%
Land
2%
Facilities
4%
Recompletions
6%
PUD
35%
Non-PUD
65%

7
8
4
1 1
21 Operated Rigs
– Fayetteville ramping up to 7 rigs
Improvement based on drilling
efficiencies
– Twelve-rig program planned for
Elm Grove and Terryville
Horizontal program
Downspacing + expansion
Additional zone exploration
Fayetteville
34%
Terryville
15%
Other
13%
Elm Grove
38%
2008 Capital Budget

$293 million
~140 operated wells
~50 non-operated wells
20 acre downspacing
20 operated horizontal wells
– Build on recent Taylor Sand success
• 10 horizontal wells in Taylor
• 10 Davis Sand wells
Developing Haynesville Shale play
Elm Grove Field Overview
90% % Operated
2008 Budget:
1,500 on 20 acre spacing Potential
Locations:
$0.30 /  Mcfe
LOE:
Drilling: $1.8 –
4.5 MM / Well
Recompletion: $0.6 MM / Well
Est. Well Cost:
1.5 Tcfe Est. Resource
Potential:
Drilling: 1.2 –
5.0 Bcfe / Well
Recompletion: 0.5 Bcfe / Well
Est. EUR:
Approx. 34,000 Net Acreage:
(1)
Elm Grove
Monroe
Shreveport
2008 Drilling Plan
(1) Petrohawk estimates of risked potential.

Elm Grove: Reserve and Production Summary
Reserves YE 2006 to YE 2007:
– Increased from 454 Bcfe to 549 Bcfe for 21% YOY Growth
Daily Production Full Year 2006 to Full Year 2007:
– Increased from 78 MMcfe/d to 95 MMcfe/d for 22% YOY Growth
0
100
200
300
400
500
600
2003 2004 2005 2006 2007 2008E
0
20
40
60
80
100
120
140
Proved Reserves Net Production
Reserves
(Bcfe)
Production
(Mmcfe/d)

Elm Grove: Cotton Valley Structure
with 2007 & 2008 Drilling Program
2007 Drilling Program 2008 Drilling Program 2007 Drilling Program 2007 Drilling Program 2008 Drilling Program 2008 Drilling Program

Elm Grove: Type Log and Play Type
Coil Tubing fracture stimulation avoids salt
water and allows co-mingling with Cotton
Valley production
Approximately $400,000 to recomplete
53 Hosston recompletions planned in 2008
Stratigraphic field pay
Possible horizontal target
Most prevalent sand across field area
Developed vertically on 20 acre spacing
Ongoing 10 well horizontal program
Better porosity and permeability, and higher
pressure, than Cotton Valley Davis
Ongoing 10 well horizontal program
UPPER COTTON VALLEY (8,500’ - 9,000’)
HOSSTON (7500’ - 8500’)
COTTON VALLEY DAVIS (9,300’ - 9 500’)
LOWER  COTTON VALLEY TAYLOR (9,800’ - 10,000’)

17 Elm Grove: Horizontal Targets Thickness 30 ft HORIZONTAL TARGET LCV Taylor Sand Type Log Gross Thickness 250 ft Cotton Valley Davis Type Log HORIZONTAL TARGET

Elm Grove: Isopach Lower Cotton Valley
Taylor Sand
Knighton #14-5
Drilling
Roos #8
Completing
Killen #13-3
IP: 16.5 MMcfe/d
Killen #13-4
Completing
JW Leiber
4.0 MMcfe/d
Planned 1
st
half
new drill
Currently drilling
Producing well

JW Operating Moore #2H
IP: 2.0 MMcfe/d
Petrohawk Snyder #26-5H
IP: 4.5 MMcfe/d
Petrohawk Charles Horton #30-1H
IP: 3.1 MMcfe/d
Planned 1
st
half
new drill
Currently drilling
Producing well
Elm Grove: Isopach Cotton Valley
Davis Sand

Haynesville Shale:
New North Louisiana Resource Play
Rich organic Shale between Bossier and Smackover
Ranges in depth between 10,500’-13,000’
Highly overpressured in southern area of play
Elm Grove area only marginally overpressured
Over 200’ thick underlying Elm Grove
Encana J.W. Adcock core indicates favorable geochemical
and petrophysical characteristics

JW Operating:
Attempted to Frac
Screened out
Petrohawk:
Drilled deep vertical test
Section comparable to CHK
and Encana
Horizontal well scheduled Q2
Chesapeake:
Completed one low volume vertical well
Completed horizontal well in October
2007 for 2.8 MMcfe/d
Planned 1 half
new drill
Currently drilling
Producing well
Camterra, Questar and JW:
Permitted or AFE’d
vertical wells
Haynesville Shale
A
A’
Encana:
Completed 5 low volume
vertical wells
Released whole core data with
favorable rock properties
Recently frac’d first horizontal well
Awaiting results
st

Haynesville Shale: Cross Section
A
A’
Chesapeake
#1-29H SLRT
2007 Horizontal Test
Encana
J.W. Adcock
Vertical Completion
Petrohawk
EGP 9-15
Elm Grove Deep Test
Test 4.0 MMcfe/d
IP: 2.7 MMcfe/d >200’ Net Shale

Resource Potential
Terryville
Fayetteville Total Company
Elm Grove
Undeveloped acres: 20,000
Spacing: 20 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.3 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.5 Tcfe
Undeveloped acres: 30,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 3.0 Bcfe
Net Revenue Interest: 80%
CV / Hosston Haynesville
+ Proved Reserves = 2.0 Tcfe

Terryville Field Overview
90% % Operated
2008 Budget:
Over 900 on 20-acre
spacing
Potential
Locations:
$0.15 / Mcfe LOE:
$1.8 –
3.2 MM / Well Est. Well Cost:
1.0 Tcfe Est. Resource
Potential:
1.2 –
3.0 Bcfe / Well Est. EUR:
Approx. 42,000 Net Acreage:
$121 Million
~60 operated wells
~15 non-operated wells
50 sq. mile 3D survey completed
Additional seismic planned
Horizontal exploitation
Gray Sand exploration
Bossier exploration
(1) Petrohawk estimates of risked potential.
(1)
Terryville
Monroe
Shreveport
2008 Drilling Plan

Terryville: Production and Reserves
Reserves YE 2006 to YE 2007:
– Increased from 84 BCFE to 122 BCFE for 45% YOY Growth
Daily Production Full Year 2006 to Full Year 2007:
– Increased from 17 MM/d to 40 MM/d for 135% YOY Growth
-
20
40
60
80
100
120
140
2003 2004 2005 2006 2007 2008E
0
10
20
30
40
50
60
Proved Reserves Net Production
Reserves
(Bcfe)
Production
(Mmcfe/d)

26 Terryville: Cotton Valley / Bossier Type Log Base Bossier Lower CV Bodcaw CV Vaughn CV “D” Bossier 9500 - 10,600’ 10,600- 11,700’

Terryville:
Lower Cotton Valley Structure
Terryville Extension Acquisition
• Minimal Lower Cotton Valley,
Bossier & Gray penetrations
Existing Terryville 3D
Area of Possible Eastern 3D
Existing Terryville Productive Area Area of Ongoing Western 3D

28 Terryville: Bossier Wedge Cross Section T. Bossier B. Bossier T. Bossier B. Bossier ~ 600’ ~ 1300’

Terryville Extension: Cotton Valley Structure
Terryville Field
Terryville Extension Acquisition
8000 acres controlled
Hosston, UCV approx. 25% WI
LCV, Bossier, Gray Sand minimum 75% WI
Two Gray Sand locations scheduled Q2
Terryville Extension 3D
60 square miles
Currently permitting
Anticipate late Q3/ early Q4
delivery
Planned 1
st
half
new drill
Currently drilling
Producing well

Resource Potential
Terryville
Fayetteville Total Company
Elm Grove
Undeveloped acres: 20,000
Spacing: 20 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.3 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.5 Tcfe
Undeveloped acres: 30,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 3.0 Bcfe
Net Revenue Interest: 80%
CV / Hosston Haynesville
Undeveloped acres: 37,000
Spacing: 20 Acres
Risked Potential: 50%
Avg Gross Reserves: 1.4 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.0 Tcfe
+ Proved Reserves = 2.0 Tcfe + Proved Reserves = 1.2 Tcfe

Fayetteville Shale Overview
$0.35 / Mcfe
LOE:
90%
% Operated
2008 Budget:
Over 6,600 on 60 acre
spacing
(1)
Potential
Locations:
$1.75 –
2.75 MM / Well
Est. Well Cost:
2.0 Tcfe
(2)
Est. Resource
Potential:
1 –
4 Bcfe / Well
Est. EUR:
Approx. 155,000
Net Acreage:
2008 Drilling Plan
$278 million
Maximum 7 rig program
– ~150 operated wells
– ~120 non-operated wells
Capitalize on tight-gas
completion expertise
Invest heavily in infrastructure
A R K A N S A S
Little Rock
Fayetteville Shale
Arkoma Basin
(1) Based on internal risked estimate.
(2) Petrohawk estimates of risked potential.

Production / Reserve Summary
0
10
20
30
40
50
60
2006 2007 2008E
0
10
20
30
40
50
60
Proved Reserves Net Production
Reserves
(Bcfe)
Net Production
(Mmcfe/d)
Reserves YE 2006 to YE 2007:
– Increase from 0.5 to 54.4 Bcfe
– Included 250 total wells
• 150 Proved Developed with
average EUR of 1.8 Bcfe
• 98 Proved Undeveloped locations
with average EUR of 1.7 Bcfe
Production YE 2006 to YE 2007:
– Increased Gross Operated Production
from 0 to ~42 MMcfe/d
– Current Gross Operated ~ 70 MMcfe/d

Fayetteville: Production Growth
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008
Gross Operated Production

Time Zero Production Plot
Petrohawk Operated Fayetteville Shale
Average Daily Production Per Well
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Petrohawk Operated Daily Average
3.0 Bcf Type Curve
2.0 Bcf Type Curve
1.0 Bcf Type Curve
Month of Production
1st 2nd 3rd 4th 5th 6th 7th 8th 9th 10th 11th 12th 13th
Sample Set
# Wells
28 22 16 13 10 9 8 7 5 4 3 2 1

37 Fayetteville: Core Area with Net Isopach > 1 MMcfe/d 1 - 2 MMcfe/d 2 - 3 MMcfe/d > 3 MMcfe/d Currently Drilling Scheduled 1H 2008 50’ 100’ 125’ 150’ 200’ 75’

38 Fayetteville – Northern Area PETROHAWK HIPP PETROHAWK BURGESS PETROHAWK GREEN BAY

Fayetteville: Northern Cross Section
PETROHAWK
GREEN BAY
PETROHAWK
BURGESS
PETROHAWK
HIPP
PETROHAWK
03141102100000
1-16H GREEN BAY
PETROHAWK
03141102260000
1-11H BURGESS
PETROHAWK
03023100630000
1-30 HIPP <14.02MI> <13.51MI>
0 150
GR [GAPI]
0.1 20000.45
AF10 [OHMM]
0.1 20000.45
AF20 [OHMM]
0.1 2000
AF30 [OHMM]
0.1 2000
AF60 [OHMM]
0.1 2000
AF90 [OHMM]
0
NPHI [CFCF]
0
DPHZ [CFCF]
0 150
GR [GAPI]
0.1 20000.45
AF10 [OHMM]
0.1 20000.45
AF20 [OHMM]
0.1 2000
AF30 [OHMM]
0.1 2000
AF60 [OHMM]
0.1 2000
AF90 [OHMM]
0
NPHI [CFCF]
0
DPHZ [CFCF]
0 150
GR [GAPI]
0.1 20000.45
AF10 [OHMM]
0.1 20000.45
AF20 [OHMM]
0.1 2000
AF30 [OHMM]
0.1 2000
AF60 [OHMM]
0.1 2000
AF90 [OHMM]
0
NPHI [CFCF]
0
DPHZ [CFCF]
660
690
720
750
780
810
840
870
900
930
960
990
1020
1050
1080
1110
1140
1170
1200
1230
1260
1290
1320
1350
1380
1410
1440
1470
1500
1530
1560
1590
1620
1650
1680
1710
1740
1770
1800
990
1020
1050
1080
1110
1140
1170
1200
1230
1260
1290
1320
1350
1380
1410
1440
1470
1500
1530
1560
1590
1620
1650
1680
1710
1740
1770
1800
1830
1860
1890
1920
1950
1980
2010
2040
2070
2100
2130
2160
840
870
900
930
960
990
1020
1050
1080
1110
1140
1170
1200
1230
1260
1290
1320
1350
1380
1410
1440
1470
1500
1530
1560
1590
1620
1650
1680
1710
1740
1770
1800
1830
1860
1890
1920
1950
1980
2010
Fayetteville
Shale
Morrow Shale
Basal Hale
L. Fayetteville
Shale

Fayetteville – Northern Area
Section 11-T11N-13W:
2 Brown wells
producing 3.1 MMcfe/d
1 Burgess well
producing 1.4 MMcfe/d
Section 14-T12N-12W:
May well producing
1.2 MMcfe/d
Section 31-T12N-10W:
Hipp vertical well
test 1.0 MMcfe/d;
WOPL
Section 30-11N-13W:
Lewis well tested
3.3 MMcfe/d; WOPL
Section 7-11N-15W:
Lemings well
waiting on frac
Section 4 & 5-10N-12W:
7 Whisenhunt wells
producing 10.0 MMcfe/d
19 HK Operated Wells Producing 27 MMcfe/d
Expected EUR 1.5 – 2.0 Bcfe per well
Section 19-11N-14W:
Gunn well cleaning up
after workover
Anticipate 0.4-0.6 MMcfe/d
1
st
Northern well drilled
Fault complications
Frac only 50% of other fracs
Section 16-11N-15W:
Green Bay well
producing 400 Mcfe/d
2
nd
Northern well drilled
Frac only 40% of other fracs
Section 16 & 17-11N-13W:
5 Brown wells producing
8.0 MMcfe/d
2 Bentzinger wells producing
3.0 MMcfe/d

41 Fayetteville – Southern Area PETROHAWK WHISENHUNT TEXAS OIL & GAS LILES PETROHAWK BOLAND

Fayetteville: Southern Cross Section
PETROHAWK
WHISENHUNT
TEXAS OIL & GAS
LILES
PETROHAWK
BOLAND
PETROHAWK
03115107080000
1-5H CIRCLE V RANCH
PETROHAWK
03141100440000
1-36H WHISENHUNT
TEXAS O&G
03023100030000
1 LILES
<27.78MI> <21.91MI>
0 150
GR [GAPI]
0.1 20000.45
AF10 [OHMM]
0.1 20000.45
AF20 [OHMM]
0.1 2000
AF30 [OHMM]
0.1 2000
AF60 [OHMM]
0.1 2000
AF90 [OHMM]
0
NPHI [CFCF]
0
DPHZ [CFCF]
0 150
GR [GAPI]
0.1 20000.45
AF10 [OHMM]
0.1 20000.45
AF20 [OHMM]
0.1 2000
AF30 [OHMM]
0.1 2000
AF60 [OHMM]
0.1 2000
AF90 [OHMM]
0
NPHI [CFCF]
0
DPHZ [CFCF]
0 150
GRR [GAPI]
0.1 20000.45
ILM [OHMM]
0.1 2000
ILD [OHMM]
0
NPHI [CFCF]
2320
2360
2400
2440
2480
2520
2560
2600
2640
2680
2720
2760
2800
2840
2880
2920
2960
3000
3040
3080
3120
3160
3200
3240
3280
3320
3360
3400
3440
3480
3520
3560
3600
3640
3680
3720
3760
2480
2520
2560
2600
2640
2680
2720
2760
2800
2840
2880
2920
2960
3000
3040
3080
3120
3160
3200
3240
3280
3320
3360
3400
3440
3480
3520
3560
3600
3640
3680
3720
3760
3800
3840
3880
3920
3600
3640
3680
3720
3760
3800
3840
3880
3920
3960
4000
4040
4080
4120
4160
4200
4240
4280
4320
4360
4400
4440
4480
4520
4560
4600
4640
4680
4720
4760
4800
4840
4880
4920
4960
5000
5040
Fayetteville
Shale
L. Fayetteville
Shale

Fayetteville – Southern Area
Section 29-10N-15W:
Chwalinski, Huff &
Jones wells
5 wells producing
6.1 MMcfe/d
SWN Cove Creek Field:
8N-14W
35 wells with average
State Test of
1.5 MMcfe/d
Section 20-9N-12W:
Sequoyah well
State Test  3.8 MMcfe/d
Producing 1.8 MMcfe/d
Whisenhunt Development:
19 wells producing 30 MMcfe/d
1.6 MMcfe/d per well
8N-15W & 16W:
Underdeveloped
townships
Comparable net
iospach to Cove
Creek Field
26 HK Operated Wells Producing 40 MMcfe/d
EUR 2.0 Bcfe per well
Section 9-9N-12W:
Rothwell well
State Test 4.6 MMcfe/d
Producing 3.2 MMcfe/d

Fayetteville Seismic: 2D and 3D
Seismic Data Summary:
1,027 miles of existing 2D seismic
120 miles of new 2D to be shot in 2008
40 square miles of existing 3D seismic
43 square miles of new 3D to be shot or acquired in 2008 over operated sections
268 non-operated sections with existing or in-progress 3D surveys
Primary Benefit:
Identify macro structural features, specifically faults in excess of 50’
2D data can be effective in accomplishing this

Regional Fayetteville Depth Map
1000’
2000’
3000’
4000’
6000’
5000’
• We operate in the entire depth
range of the play
• Reserves and costs have a
relative relationship to depth
• Drilling and completion
efficiencies are occurring at all
depths

Comparative Well Cost and Reserves by Depth
1,500' TVD / 4,000' MD 3,500' TVD / 6,500' MD 5,500' TVD / 8,500' MD
RIG $213M $267M $365M
TUBULARS $85M $123M $142M
MUD $45M $55M $65M
FRAC COST / STAGES $450M / 6 $530M / 8 $650M / 9
COMPLETION PACKERS $130M $160M $248M
FIXED COSTS $745M $1,105M $1,255M
EST. TOTAL WELL COST $1,688M $2,240M $2,725M
EST. RESERVE RANGE (BCF) 1.0 - 2.0 1.0 - 3.0 1.0 - 4.0
DEV. COST PER MCFE @ 80% NRI $2.09 - $1.05 $2.80 - $0.93 $3.41 - $0.85
Note: Assumes no intermediate casing. Major fixed costs include roads, location, directional tools and completion rig.

Fayetteville: Simul-Frac Summary
Total of 8 have been pumped (7 Simul-Fracs and
1 Tri-Frac)
All have been drilled 560’ apart, simulating 40 acre
drainage
Most have resulted in production comparable to, or in
excess of, nearby single well completions
Most recent wells were frac’d on February 29
th
We will monitor results to support 40 acre development

Fayetteville: Northern Area Simul-Frac Results
HK Burgess #1-11H
Frac’d December 19
th
Producing 1.4 MMcfe/d
HK Lewis #1-30H:
Frac’d January 3
rd
Tested 3.3 MMcfe/d; WOPL
1
st
Sales Est. March 15th
HK Bentzinger #1 & 2-17H:
Frac’d February 21
st
Producing 1.5 & 1.5 MMcfe/d
HK Brown #1 & #2-11H
Frac’d February 29
th
Producing 1.6 & 1.5 MMcfe/d
Single Fracs
Simul-Fracs
HK Brown #2 & #3-16H:
Frac’d February 5
th
Producing 1.8 & 1.8 MMcfe/d
HK Brown #1 & 2-17H:
Frac’d January 18
th
Producing 1.8 & 1.6 MMcfe/d
HK Brown #1-16H:
Frac’d December 14
th
Producing 1.4 MMcfe/d

Cemented Liner Completion System
Pros for Cemented Liner System
Ability to specifically place perforations
Ability to control the number of perforations
Ability to eliminate sand production
Eliminate the mechanical risk of the packer system
Not limited to a maximum number of stages

Open Hole Packer Completion System
Pros for Open Hole Packer System
Frac pumped 1 day, accelerating production
Frac accesses entire formation face in the stage
Formation is not exposed to damaging cement
Surface logistics and down hole time with tools
minimized

Fayetteville Drilling Efficiencies (<5,000 ft MD)
$450,000 per well savings
– Spud-to-spud reduced by 45%
BHA optimization
Drilling parameters
0
5
10
15
20
25
30
$0
$1,000,000
$2,000,000
Spud to Spud
Avg Est Cost
Casing size reduction
Spudder rig
Continuous improvement
Feb 2007 Jan 2008

Fayetteville Drilling Efficiencies (>5,000 ft MD)
$200,000 per well savings
– Spud-to-spud reduced by 35%
No intermediate casing
Spudder rig
0
5
10
15
20
25
30
$0
$1,000,000
$2,000,000
Spud to Spud
Avg Est Cost
Optimized casing
Upgraded rig fleet
Continuous improvement
Feb 2007 Jan 2008

Fayetteville: Drilling Performance
Rig efficiency up 50%
Spud-to-spud down 40%
3
5
6 6
9
1
1.50
1.67 1.50
1.50
2.25
0
3
6
9
J-A '07 Sep Oct Nov Dec Jan08
12
14
16
18
20
22
24
26
Wells per Month Rig Count Spud to Spud
Drill more wells with fewer rigs
– Budgeted 155 wells with 5 rigs
– Drill 2.5 wells per rig per month

Fayetteville Pipeline Plan
Petrohawk Gathering
Expected to be stand-alone profit center
~100 miles of gathering lines built or planned
Goal is better control and cost efficiencies
Aggressively seek to transport third party gas
Firm Transport on Boardwalk
Contracted for 100 MMbtu/d transportation
Total pipeline capacity – 850 MMbtu/d
Expected service in late 2008
Access to Eastern markets – expect ~$0.45/MMbtu price upgrade

Resource Potential
Total Company
Elm Grove
Undeveloped acres: 20,000
Spacing: 20 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.3 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.5 Tcfe
Undeveloped acres: 30,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 3.0 Bcfe
Net Revenue Interest: 80%
CV / Hosston Haynesville
Terryville
Undeveloped acres: 37,000
Spacing: 20 Acres
Risked Potential: 50%
Avg Gross Reserves: 1.4 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.0 Tcfe
Fayetteville
Undeveloped acres: 155,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.6 Bcfe
Net Revenue Interest: 78%
Estimated Resource Potential: 2.0 Tcfe
+ Proved Reserves = 2.0 Tcfe + Proved Reserves = 1.2 Tcfe
+ Proved Reserves = 2.1 Tcfe

Western Region: Locator Map
Jalmat
TXL North
Waddell Ranch
Sawyer
James Lime
Tyler Waterflood
Talihina NW
WEHLU
Lipscomb
74%
% Gas:
$1.15 / Mcfe
LOE:
51%
% Operated
2008 Budget:
$87MM
2008 Budget:
72 MMcfe/d
Daily
Production:
0.2 Tcfe
Est. Resource
Potential:
325 Bcfe
Proved
Reserves:

Production / Reserve Summary
Steady state assets with low maintenance capital requirements
Low decline, high cash generation
Growth opportunities derived from special projects
0
50
100
150
200
250
300
350
400
2003 2004 2005 2006 2007 2008E
0
10
20
30
40
50
60
70
80
Proved Reserves Net Production
Reserves
(Bcfe)
Production
(Mmcfe/d)
Note: 2003 – 2005  proved reserves internally estimated

Western Region: WEHLU
West Edmond Hunton Lime Unit
Hunton production @ ~ 8,000’
Oklahoma & Logan Counties, Oklahoma
33,000 net acres
~8.0 MMcfe/d current net production w/
~2.0 MMcfe/d shut-in
$18 million 2008 budget
Combination of vertical and horizontal
development
AMI with Chesapeake on west side
17
20
29 28 27
32
33 34
5 4
8
18
17
24
25
LOGAN
OKLAHOMA
I DRAKE
CALVERT
STORM
STORM
LIBECAYT
TRINDLE
STATE 34
STEWART
CRISWELL
LENHART
BOONE PEARL M
BOONE 1 (PEARL M)
MESSENBAUGH
CHRISTNER
LENHART "B"
FENTON
WILLY #1-7
396
DAMOGRAM #1-7
190
MABEL T #1-18
178
O`BRIEN 1-9
101
WHISLER
WHISLER
WHISLER
GILMORE
ODLE
ODLE
WISHER
VIDA
MCKINNIS
WHISLER
WHISLER
CODER 'A'
C. B. O'BRIEN
O' BRIEN "B"
YOUNG
CARGILL CARGILL B
MC CUNE
BLUFF D
BLUFF E
BLUFF D
STATE 16 B
LYONS
S DAVIS
CASEY
PAULEY
PATTEN B
PAULEY
KIRCHNER
COURT RECEPTION #1-18
158
UNBRIDLEDS BOY
11
MAJESTRY'S CROWN 1-12
300
SPUNKY GAL 1-17
74
CARACOL
29
BODKIN
55
STATE OF OKLAHOMA 2
STATE OF OK 1-16
6
STYLES, D.G.   # 1-13
131
LUCKY HORSE #1-1
148
DERR 1-36
16
LUCKY HORSE #2-1
284
MAJESTY'S CROWN #2-12
71
STYLE, D.G.  #2-13
167
SULTAN 1-6H
64
SPUNKY GAL 2-17H
181
STATE OF OKLAHOMA
63
VELVET ELVIS
128
WILBUR
34
MR ED
100
GRACELAND
KING LION
193
BA 1-30H
215
MABEL T 2-18H
310
ZIEBELL 1-31H
138
Deer Lakes 1-H
128
BA 2-30H
221
BA 3-30H
156
BA 3-30H L1
BA 3-30H L2
CHADDUCK 1-6H
0
CHADDUCK1-6H LW CHADDUCK 1-6H LE
ELLA 1-20H
ELLA 2-20H
ELLA 1-20H LS
ELLA 2-20H LS
SENTERS 1-7H
SENTERS 1-7H LE SENTERS 2-7H
SENTERS 2-7H  LW
SENTERS 2-7H LE
SENTERS 1-7H LW
ELLA 1-20H LN
ELLA 2-20H LN
RATLIFF 1-6H
RATLIFF 2-6H
FEET
0 4,000
PETRA 3/7/2008 7:07:40 AM
Well Locations 1/2008
Old Active Oil Well – Petrohawk
Old Active Gas Well – Petrohawk
Old Shut-IN Well – Petrohawk
New 2001 – 2007 Oil Wells
2008 – 2009 Proposed Horizontal
2008 Proposed Vertical
4
5
9
1
8
5
11
6
10
2
2
7
1
3
3
4
6
7

Western Region: Sawyer Field
Petrohawk operated
Sutton County, Texas
Canyon Sand production @ ~ 5,000’
91-100% W. I.
10 MMcfe/d current net production
$18.6 million 2008 budget
30 Bcf PUD reserve add in 2007
Expected proved reserve adds in 2008

Western Region: Additional 2008 Activity
Other significant areas of development:
Waddell Ranch/Crane County, Texas
– Ongoing development of shallow oil fields (3,000 - 5,000’) within
76,000 acre ranch
– Several deeper (8,000 - 10,000’) exploratory wells budgeted in 2008
Jalmat/Lea County, New Mexico
– 2008 budget primarily lower-risk Seven Rivers and Yates re-completions
– Initiation of Queen Sand Waterflood
East Texas
– Continued development of James Lime horizontal and Travis Peak vertical program in Nacogdoches County
– Initiation of Tyler (Paluxy) Waterflood in Smith County

2008 Guidance
-
50
100
150
200
250
300
350
Fayetteville
Elm Grove
Terryville
Permian / Other
2007
Pro Forma
(2)
2008
Guidance
(1) Includes non-cash stock based compensation charges of $0.12 - $0.16 / Mcfe.
(2) Pro forma production for Gulf Coast divestment and acquisitions.
25% organic production growth from core areas
Avg. daily production expected to range between 250 and 260 MMcfe/d
240
295 – 315
Production
($ per Mcfe of production unless otherwise noted)
Production (Mmcfe/d) 295 - 315
Lease Operating Expense $0.50 - $0.60
Workover Expense and Other $0.04 - $0.08
Production Taxes (Ad Val and Severance, % of Rev) 6.00% - 7.00%
Gathering, Transportation and Other $0.30 - $0.40
General and Administrative
(1)
$0.45 - $0.55
Effective Income Tax Rate (90% deferred) 37% - 38%
Realized Prices (% of NYMEX, before effect of hedges)
Natural Gas 97% - 99%
Oil 92% - 96%

($ in millions) 12/31/2007
Debt:
Revolver 545
9.125% Senior Notes 775
7.125% Senior Notes 275
Total Debt 1,595
Total Shareholder's Equity 2,009
   Total Capitalization 3,604
   Revolver Borrowing Base 1,000
   Revolver Availability 455
Total Liquidity 455
Debt / Total Capitalization 44%
EBITDA / Interest Expense 4.8x
Debt and Liquidity Review

Derivative Summary
Collars 50,290           7.05 $           10.85 $  62,030 7.30 $    10.68 $
Swaps 12,800           7.96 $           3,650 8.46 $    3,650 $8.25
Puts 5,480             7.00 $
Total Volume and Avg Price 68,570           7.21 $           10.85 $  65,680 7.37 $    10.68 $         3,650 $8.25 - $
Collars
792                64.96 $         80.26 $  -                -         -
Swaps
419                66.35 $         274               77.00 $  274                   $75.28
Total Volume and Avg Price 1,211             65.44 $         80.26 $  274               77.00 $  - $            274                   $75.28 - $
Total (Mmcfe) 75,833         67,323        5,293
Total (Mmcfe/d) 207.2           184.0         14.5
GAS
2008
Floor Ceiling
OIL
Volume
(Bbtu)
Volume
(Mbbls) Floor Ceiling
2009
GAS
Volume
(Bbtu) Floor Ceiling
OIL
Volume
(Mbbls) Floor Ceiling
2010
GAS
Volume (Bbtu) Floor Ceiling
OIL
Volume
(Mbbls) Floor Ceiling
Collars 12,720 $7.50 $12.32 6,350 $6.72 $8.61 11,000 $6.84 $9.30 20,220 $6.97 $11.16 16,200 $7.85 $11.68 15,470 $7.00 $9.85 16,560 $7.00 $10.31 13,800 $7.37 $10.90
Swaps 910 $8.25 6,370 $7.85 4,600 $8.00 920 $8.25 900 $8.46 910 $8.46 920 $8.46 920 $8.46
Puts 3,640 $7.00 1,840 $7.00
Total Volume and Avg Price 13,630 $7.55 $12.32 16,360 $7.22 $8.61 17,440 $7.16 $9.30 21,140 $7.03 $11.16 17,100 $7.88 $11.68 16,380 $7.08 $9.85 17,480 $7.08 $10.31 14,720 $7.43 $10.90
Collars 197           $64.95 $80.24 197           $64.95 $80.24 199           $64.97 $80.27 199           $64.97 $80.27 -            -         -         -            -         -         -            -         -         -            -         -
Swaps 104           $66.29 104           $66.29 105           $66.40 105           $66.40 68             $77.00 68             $77.00 69             $77.00 69             $77.00
Total Volume and Avg Price 301           $65.41 $80.24 301           $65.41 $80.24 304           $65.47 $80.27 304           $65.47 $80.27 68             $77.00 68             $77.00 69             $77.00 69             $77.00
Total (Mmcfe) 15,438    18,168    19,264    22,964    17,505    16,790    17,894    15,134
Total (Mmcfe/d) 171.5      199.6      209.4      249.6      194.5      184.5      194.5      164.5
Floor Ceiling
Volume
(Mbbls) Floor Ceiling
Volume
(Mbbls) Ceiling
Volume
(Mbbls) Floor Ceiling
Volume
(Mbbls) Floor
Floor Ceiling
OIL OIL OIL OIL
Volume
(Bbtu) Floor Ceiling
Volume
(Bbtu) Ceiling
Volume
(Bbtu) Floor Ceiling
Volume
(Bbtu) Floor
Q3 2009 Q4 2009
GAS GAS GAS GAS
Q1 2009 Q2 2009
OIL
Volume
(Mbbls) Floor Ceiling
Q4 2008
GAS
Volume
(Bbtu) Floor Ceiling
OIL
Volume
(Mbbls) Floor Ceiling
Q3 2008
GAS
Volume
(Bbtu) Floor Ceiling
OIL
Volume
(Mbbls) Floor Ceiling
Q2 2008
GAS
Volume
(Bbtu) Floor Ceiling
Q1 2008
GAS
Volume
(Bbtu) Floor Ceiling
OIL
Volume
(Mbbls) Floor Ceiling

64 Production Growth in Core Areas 0 50 100 150 200 250 2003 2004 2005 2006 2007 2008E Elm Grove Terryville Fayetteville 81% 73% 107% 50% 57%

Resource Potential
Total Company
Elm Grove
Undeveloped acres: 20,000
Spacing: 20 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.3 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.5 Tcfe
Undeveloped acres: 30,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 3.0 Bcfe
Net Revenue Interest: 80%
CV / Hosston Haynesville
Terryville
Undeveloped acres: 37,000
Spacing: 20 Acres
Risked Potential: 50%
Avg Gross Reserves: 1.4 Bcfe
Net Revenue Interest: 80%
Estimated Resource Potential: 1.0 Tcfe
Fayetteville
Undeveloped acres: 155,000
Spacing: 60 Acres
Risked Potential: 65%
Avg Gross Reserves: 1.6 Bcfe
Net Revenue Interest: 78%
Estimated Resource Potential: 2.0 Tcfe
+ Proved Reserves = 2.0 Tcfe + Proved Reserves = 1.2 Tcfe
+ Proved Reserves = 2.1 Tcfe
Estimated Resource Potential:
4.7 Tcfe
+ Proved Reserves = 5.8 Tcfe

Unlocking Value
Note: Net Asset Value calculated by allocating $3.00 per Mcfe to estimated year end 2007 proved reserves and $1.00 per Mcfe to non-proved reserves.
Petrohawk has a rich inventory of development and
exploration opportunities
We will continue to pursue the right strategies for
growth, and will be active in the exploration and
expansion of our current resource potential
Petrohawk’s implied NAV is over $32 per share
We have only begun to realize the value of our 5.8 Tcfe
of reserves and risked upside potential

ANALYST DAY 2008